UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

____________________

ITEM 1. REPORT TO STOCKHOLDERS

CLIPPER FUNDSM

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Fund’s Prospectus or more current performance information by calling Investor Services at 1-800-432-2504 or on Clipper Fund’s website (www.clipperfund.com).

CLIPPER FUNDSM	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	10

Fund Overview	12

Expense Example	13

Schedule of Investments	14

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Notes to Financial Statements	20

Financial Highlights	25

Director Approval of Advisory Agreements	26

Fund Information	28

Privacy Notice and Householding	29

Directors and Officers	30

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund Prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

CLIPPER FUNDSM	Shareholder Letter

The chart below summarizes results through June 30, 2012 for the Clipper Fund. The credit for the Fund’s satisfactory results since inception belongs to our predecessor. The responsibility for the poor five year results rests entirely with us as we assumed management on December 31, 2005. Since being entrusted with the management of the Fund, our results have lagged the returns of the S&P 500® Index against which my co-manager Ken Charles Feinberg and I judge ourselves by 3.7% per year.1 For reasons we will outline in the pages that follow, we believe that results in the years ahead should be substantially better. However, before making that case, we must apologize for these results, which are the worst we have had to report in our careers on both a relative and absolute basis.

Average Annual Total Returns as of June 30, 2012
	1 Year	3 Years	5 Years	10 Years	Since Inception (2/29/84)
Clipper Fund	(0.61)%	16.52%	(3.53)%	1.71%	11.13%
S&P 500® Index	5.45%	16.40%	0.22%	5.33%	10.62%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio as of the most recent prospectus was 0.75%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end performance, visit clipperfund.com or call 800-432-2504. The Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated. Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

With more than $70 million of our own money invested in Clipper Fund alongside shareholders, we, our colleagues and our families share the cost of these unsatisfactory results and have every incentive to fix them. We are committed to Clipper Fund and believe over a long period of time the fact that it is concentrated and, as a relatively small fund, opportunistic should be advantages.

This has been a difficult time for our investors and in this report we will provide a candid accounting, including a review of mistakes and detractors from Portfolio returns. These returns combined with economic weakness, political uncertainty and pervasive pessimism have driven many investors to give up on equities in general and Clipper Fund in particular. While this is understandable, we believe it is the wrong thing to do in light of our strong belief that returns should be much more satisfactory in the years ahead.2

Our expectation for improved returns is driven in part by our outlook for equities in general, which we consider the most undervalued and least risky large asset class available to investors.3 This positive outlook is not based on rosy prospects for the economy, which we expect to remain sluggish both here and abroad, but rather on the attractive current valuation of stocks. Although economic and political uncertainty are likely to produce continued market volatility and price gyrations, we believe those who wait for a more benign outlook before investing will likely pay much higher prices.

1 Past performance is not a guarantee of future results.

2 While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

3 Please note that we define an asset’s risk based on our assessment of the probability the investment could result in a loss of purchasing power over our contemplated holding period. Large asset classes considered are equity, bonds and cash. Equity markets are volatile and the investment return and principal value of an investment will vary. While we believe we have a reasonable basis for our conclusions, there can be no guarantee an investor will not lose money.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

Beyond rising general equity returns, our positive expectation is driven by the durability, valuation and growth prospects of the specific companies we own. The vast majority of these businesses have made solid progress during this difficult period. In fact, virtually all have significantly higher sales, profits and dividends than five years ago and most (including all of our financial holdings) have much stronger balance sheets. Moreover, as we will discuss later in this report, because many of our companies are repurchasing shares, their current low prices actually accelerate growth in their intrinsic value per share. Put simply, although stock prices have been disappointing, business values have been rising.

Because such a gap between price and value often persists for long periods, investors like us who focus on determining the intrinsic value of a business rather than trying to predict short-term changes in its price must be prepared for periods of underperformance.

In our last manager commentary, we provided detailed information supporting our view that such periods are an inevitable though unsettling requirement in building a successful long-term investment track record. We considered the record of other funds that we have managed for longer periods of time (though we noted that because these funds are more diversified, their record may not be directly comparable). We also reviewed the results of the best investors over the last decade and noted that the vast majority had experienced multiyear periods of underperformance during this time. Finally, we noted that while our predecessors in managing Clipper Fund built an outstanding long-term record from the Fund’s inception in 1984, outperforming the market by almost 2% per year for more than 20 years, they still underperformed in roughly half of all five year periods.4 We concluded: “From these statistics it would seem that while this has been a very difficult and disappointing period, such a stretch of underperformance is not unprecedented for us as managers, unexpected in comparison with other managers we admire, or unusual in Clipper Fund’s own history.” For those who wish to review the more detailed analysis supporting this conclusion, our previous Manager Commentary (December 2011) is available in the literature section on clipperfund.com.

Portfolio Review

More than past results, our optimism about the future is based on our Portfolio today. In other words, while history presents a positive statistical picture, the most important basis for our optimism is the strong fundamentals and attractive valuations of the individual companies that make up Clipper Fund now.

As equity investors, we never forget that stocks represent ownership interests in real businesses like Costco, American Express, CVS Caremark, and Berkshire Hathaway.5 Over the long term, the growing value of these businesses will determine our success, not the fluctuating prices of their stocks. As a result, while we recognize that the prices of the stocks we own have been disappointing in recent years, the revenue, earnings, cash flow, and dividends of the vast majority of the companies we own have continued to make progress during this difficult period. Furthermore, virtually all of these companies have strengthened their balance sheets by reducing debt and, in the case of all of our financial holdings, also increased capital and reserves.

While we are always glad to own companies with such durability, resiliency and growth, the cornerstone of our optimism is that these companies in aggregate currently trade at a discount to the averages. The combination of above-average businesses at below-average prices is not one that investors often see.

In recent manager commentaries, we have outlined the investment rationale for many of our most important holdings. As these holdings remain in our Portfolio and as their valuations remain comparable, we would recommend these commentaries for anyone who would like greater detail about specific companies. However, there is one important characteristic many companies in the Portfolio share that we have not previously discussed that we believe is a critical differentiator. This characteristic is one of the reasons we are so confident about the Portfolio going forward.

4 Past performance is not a guarantee of future results.

5 Individual securities are discussed in this piece. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. The return of a security to the Fund will vary based on weighting and timing of purchase. This is not a recommendation to buy, sell or hold any specific security. Past performance is not a guarantee of future results.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

To understand this characteristic, it may be helpful to consider a typical company in our Portfolio trading at a price-earnings multiple of 13 times earnings.6 Now suppose that this company (like many in our Portfolio) dedicates a third of its earnings to dividends, retains a third to fund its business and spends the remaining third to repurchase its own shares. Finally, assume over the next five years that this company is only able to grow its earnings 3% per year and that its price-earnings multiple remains the same at 13 times earnings. Here is the question: What return will shareholders of this company earn over this five year period?

At first glance, the obvious answer would seem to be 3% per year. After all, earnings only grew 3% per year and the price-earnings ratio stayed at the same 13 times earnings. Although this seems obvious, it is wrong. The correct answer is that shareholders of this company would have earned more than 8% per year over this five year period. The secret to this surprising result is one of the most important and underappreciated characteristics of our Portfolio, namely that we put great emphasis on how the earnings generated by the companies we own are allocated. In this example, the one-third of earnings allocated to dividends added about 2.5% per year to the stock return. The one-third of earnings allocated to share repurchases added another 2.5% per year to the return since earnings and dividends were then spread over fewer shares outstanding. As a result, the combination of a reasonable dividend yield and disciplined share repurchase turned a 3% growth in earnings into a more than 8% return to shareholders.

Our investment focus on capital allocation is one of the primary reasons we think Portfolio returns can be satisfactory even in an anemic economic environment. For those who would suggest that our expectation for even 3% profit growth is too optimistic, we would note that during the last 12 years, our country absorbed the bursting of the Internet bubble, two recessions, September 11th, the invasion of Afghanistan and Iraq, the housing bust, the financial crisis, and a 12 year bear market. Yet despite all of these enormous and in some cases unprecedented headwinds, earnings still grew roughly 6% per year for the S&P 500® companies overall. As a result, while not a worst case, 3% seems a realistic and sober expectation.

Perhaps more important, disciplined share repurchase means that should stock prices fall farther, reported returns might look disappointing but growth in intrinsic value per share would accelerate, increasing our eventual returns. In Berkshire Hathaway’s 2011 annual report, Warren Buffett explains this counterintuitive dynamic by noting when Berkshire buys “stock in a company that is repurchasing shares, we hope for two events: First, we have the normal hope that earnings of the business will increase at a good clip for a long time to come; and second, we also hope that the stock underperforms in the market for a long time as well. . . . The logic is simple: If you (own) . . . a company that is repurchasing shares, you are hurt when stocks rise. You benefit when stocks swoon.”

This logic becomes clear if you imagine that you own a business with only one other partner. If you plan to gradually buy out your partner’s interest in the business, then you would want the business to do well and your partner to sell you shares at a lower price rather than higher price. What is true when there is only one other shareholder is equally true when there are thousands of other shareholders. Buying at lower prices increases future returns.

The fact that so many of our companies are repurchasing shares at low prices is an important silver lining to the weak market performance of recent years. In addition, because this topic is so poorly understood and rarely discussed by market commentators, it is a source of differentiation for our Portfolio that should help relative returns in the years ahead. Amazingly, almost 70% of the total Portfolio and 80% of our top 20 holdings repurchased shares last year. Because share repurchases and dividends should be such important contributors to our future returns, we are able to be more dispassionate about both stock price volatility and our sober economic outlook. Put differently, with disciplined capital allocation many of our Portfolio companies should be able to build shareholder value in the face of an anemic economy while actually benefiting from the market volatility that worries so many investors.

Mistakes

As stewards of our clients’ savings, we firmly believe in the discipline of providing a review of our most significant mistakes. Before beginning, however, we should emphasize we do not consider an investment a mistake simply because its stock price has declined below our purchase price. Given the truth of the old saying that the only people who buy at the bottom and sell at the top are liars, every company we buy will likely trade below our purchase price at some point. Similarly, we do not

6 The company discussed is a hypothetical example and is not any particular company.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

consider an investment a mistake simply because it is controversial or the subject of negative articles in the press.

However, the fact that we do not define a mistake in terms of critical press reports and declining stock prices does not mean that we ignore them. Such negative events often reflect or contain new information that must be considered when assessing value. Successful investing requires balancing the patience and discipline needed to maintain conviction when our work is correct with the open-mindedness and humility required to admit mistakes when new information proves it wrong.

As a result, we label an investment a mistake when we meaningfully reduce our estimate of a company’s intrinsic value. In the worst cases, usually caused by some combination of leverage (e.g., Lehman Brothers, Fannie Mae, Freddie Mac), low-cost competition (e.g., General Motors, Kmart), obsolescence (e.g., Polaroid, Kodak), or fraud (e.g., WorldCom, Enron), the company is unable to ever return to profitability and equity investors are essentially wiped out. While we avoided all of the examples mentioned above, we estimate that the intrinsic value of our costliest mistake, AIG, declined more than 80% on a per share basis. No other mistake has been remotely as costly. More important, we strongly believe that the extraordinary circumstances of the financial crisis combined with the lessons we learned during that process make the possibility of another such loss far less likely.

Over the last three years, the biggest detractors from our results were RHJ (Ripplewood Holdings Japan), Bank of New York Mellon and Hewlett-Packard. In our last report, we wrote at some length about Bank of New York Mellon, concluding: “At today’s price. . . . the fact that the shares now trade at a low multiple on depressed earnings leaves us optimistic that Bank of New York Mellon will add to our future returns and that we will earn back some of this loss in the years ahead.” Our view has not changed since and for those wanting more background we would commend our earlier commentary, which is available in the commentaries section on clipperfund.com.

Although certainly not a well-known company, RHJ is a public investment company formed by the very successful private equity firm Ripplewood and incorporated in 2005 in Belgium due to that country’s favorable tax structure. Ripplewood’s founder Timothy Collins is RHJ’s largest shareholder. For the position of chief executive officer, RHJ recruited Leonhard Fischer, a well-regarded executive with extensive experience in financial services. RHJ’s portfolio was initially focused on Japan and included several electronics and auto component manufacturers, which we appraised above their net asset value or book value. We invested for two important reasons. First, the company was led by a team of executives who owned a meaningful percentage of the shares and had a long-term record of value creation. Second, the shares traded at a discount to their net asset value. In short, we judged that the shares represented a good combination of growth potential at a value price.

We were wrong. Since 2006, RHJ’s net asset value (NAV) has declined a staggering 59%, from about €20 per share to €8 per share. The biggest loss came from the company’s investment in the auto parts company Honsel whose 2008-2009 collapse eliminated €3.35 of NAV, though there were other losses as well. Given this record, it is reasonable to ask why we continue to own RHJ. The answer is that at €4, RHJ trades at just one half of NAV, and only marginally above the €3 of net cash the company has on its balance sheet. Moreover, unlike 2006, the majority of the remaining portion of NAV is made up of the company’s investment in storied private bank and asset manager Kleinwort Benson, which RHJ purchased during the depths of the financial crisis in 2009. RHJ has divested all but an insignificant residual of Kleinwort’s legacy investments, is working to restore Kleinwort to attractive returns and is opportunistically searching throughout Europe for assets that distressed European banks may be forced to sell. While this strategy is promising, we are chastened by RHJ’s record and our own mistaken analysis. Furthermore, because of management’s record of value destruction, some discount to NAV is warranted. However, with the shares trading at 50% of a fairly clean NAV and only slightly above net cash on the balance sheet, we have decided to hold them for the time being.

Unlike RHJ, the largest detractor from our three-year returns is a household name whose troubles have been well reported. We first purchased Hewlett-Packard for Clipper Fund at $48 per share in 2008, a year in which the company earned $3.38 per share. Since then, the earnings have grown nicely, particularly considering the economic backdrop, and should top $4.00 per share this year, an increase of almost 20%. Unfortunately, during this same period, Hewlett-Packard’s share price has fallen approximately 60%. What happened?

The short answer is that while earnings per share have grown and Hewlett-Packard’s core businesses have done well, the company went on a buying spree that has wiped out tens of billions of dollars of value and saddled the company with more

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

than $20 billion of debt. On top of this, over the last 13 years, the company has had a staggering seven CEOs, four of whom were forced out and two of whom were interim.

While all of this turmoil has had a substantial cost, we continue to own the shares because we believe that the company’s underlying businesses have remained far more stable than the chaos on the company’s board and in its executive suite would indicate. Furthermore, the combination of debt and a loss of credibility make it nearly certain that the company will not make another major acquisition for a long, long time. In short, while we would not suggest that Hewlett-Packard is a wonderful company with great prospects, we would argue that at less than five times current year earnings (which despite everything are only slightly lower than last year’s), the company is priced as if its businesses are collapsing. The investment opportunity lies in the fact that there is no evidence of this. On the contrary, the majority of the company’s earnings come from fairly stable businesses such as printer supplies, services, software, and large enterprise solutions. If we are right, then just like Philip Morris in the 1990s or the pharmaceutical companies more recently, Hewlett-Packard’s stock could prove a satisfactory investment simply if the business does not collapse. Given that the company is priced with more than a 20% earnings yield, we think this is a reasonable expectation and, in fact, have added to the position as the shares fell.

At a recent shareholder meeting, one longtime shareholder asked why we spend so much more time discussing our mistakes than our successes. After all, he said, during the same three-year period in which Bank of New York Mellon, RHJ and Hewlett-Packard subtracted from results, American Express, Costco and Berkshire Hathaway more than made up the lost ground. The most eloquent answer to this question came from Microsoft’s founder Bill Gates who said, “Success is a lousy teacher.” All investors make mistakes. In reviewing them so thoroughly, it is our hope to extract future value from past losses. As my grandfather Shelby Cullom Davis said, “The value of a mistake lies in the lesson learned.”

Conclusion

Poor stock market returns and disappointing relative results have made the last decade difficult for our investors. In this report, we have outlined our rationale for holding fast to our investment discipline and for expecting improved returns in the decade ahead. We do so not to be promotional but instead to help ensure that investors who have come through these difficult times with us will be with us for the brighter days that we believe lie ahead.

This positive view of the future may sound out of place in a present so characterized by nervousness, pessimism and uncertainty. After more than a dozen years of sluggish economic growth and poor stock market returns, investors are giving up on stocks and flocking to the perceived safety of cash and bonds. USA Today captured the mood perfectly with a front-page headline declaring, “Invest in Stocks? Forget About It!” The article went on to disparage stock investing, saying that the “long-running story about how stocks are the best way to build wealth seems tired, dated and less believable…the (new) mentality (is) . . . get-me-out, wait-and-see, bonds-are-safer. . . .”

This article is as much a product of its time as the articles in 1999 and 2000 trumpeting Internet stocks and predicting that the Dow Jones would be at 40,000 by now. What these articles have in common is that they ignore valuation. Back when the press and pundits loved equities, the market was at an all-time high, valued at 30 times earnings, or a 3% earnings yield, while a government bond yielded 7%. Today, when the same publications are advising investors to “forget” about equities, the market trades at 14 times earnings or a 7% earnings yield and pays annual dividends in excess of government bonds, which now yield a paltry 2.4%.

In the face of such negative articles and press reports, the desire to sell stocks 12 years into a bear market in order to buy bonds at their all-time high or hold cash with a zero percent interest rate is perfectly understandable from a psychological point of view. However, it is likely to be significantly wrong from an economic point of view. Nervousness, pessimism and uncertainty have driven down prices and the golden rule of investing is that low prices increase future returns.

As a result, while it is our general tendency to moderate expectations, we want to be emphatic about our conviction that stocks at today’s prices are the most undervalued large asset class available to investors. What’s more, because we accept Warren Buffett’s definition of risk as “the reasoned probability of . . . (an) investment causing its owner a loss of purchasing power over his contemplated holding period,” we also consider stocks among the lowest risk asset class for long-term investors, especially compared with cash and government bonds. The idea that cash and low yielding government bonds are “risk free” is one of the most dangerous fictions there is. After all, a dollar hidden under a mattress 50 years ago has lost

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

more than 80% of its purchasing power and now can only buy what 20 cents used to buy. It is hard to understand how an asset that has declined 80% in value over 50 years can be considered risk free. Yet despite an 80% decline in purchasing power over 50 years, investors continue to describe holding cash as “risk free.”

Our positive outlook for stock returns is not based on a rosy economic outlook. The deflationary trends from global deleveraging continue, Europe is a mess, Washington dysfunctional, and Asia slowing. But today’s low valuations discount a great deal of bad news. Furthermore, because our companies tend to pay dividends and repurchase shares, they should be able to generate satisfactory investor returns even with relatively anemic earnings growth. In short, by remembering that stocks represent actual ownership in real operating businesses, investors can focus on the quality, durability and profitability of these businesses and tune out the blaring headlines, day-to-day noise and rampant pessimism. While no one can know for sure what the future holds, we do know that our Portfolio is made up of strong companies generating an earnings yield of close to 8%, much of which they are returning to shareholders. These facts are what make us look to the future with optimism.

As we said at the beginning of this report, we are deeply disappointed at the unsatisfactory results of Clipper Fund in its years under our management. We know we have ground to make up and, for the reasons outlined in this report, we have confidence that we are moving in the right direction. But if actions speak louder than words, then maybe a better indicator of our confidence is the fact that during the last five years, your portfolio managers, our firm and our families have increased the number of shares of the Clipper Fund we own from roughly 724,000 to 1.2 million today.  Although we cannot promise better results, we have at least put our money where our mouth is.

For those who have chosen to remain in Clipper Fund during this difficult time, we are grateful for your patience, mindful of the trust you have placed in our firm and committed to improving returns in the years ahead.  Thank you.

Sincerely,

Christopher C. Davis                                                         Kenneth Charles Feinberg
President & Portfolio Manager                                        Portfolio Manager

August 6, 2012

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

This report is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this material if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objective, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money.

This report includes candid statements and observations regarding investment strategies, individual securities, and economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. These comments may also include the expression of opinions that are speculative in nature and should not be relied on as statements of fact.

Objective and Risks. Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The Fund invests primarily in equity securities issued by large companies with market capitalizations of at least $10 billion. Some important risks of an investment in the Fund are: stock market risk: stock markets have periods of rising prices and periods of falling prices, including sharp declines; manager risk: poor security selection may cause the Fund to underperform relevant benchmarks; common stock risk: an adverse event may have a negative impact on a company and could result in a decline in the price of its common stock; focused portfolio risk: investing in a limited number of companies causes changes in the value of a single security to have a more significant effect on the value of the Fund’s total portfolio; financial services risk: investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies; foreign country risk: foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified; under $10 billion market capitalization risk: small- and mid-size companies typically involve more risk than larger, more mature companies; headline risk: the Fund may invest in a company when the company becomes the center of controversy. The company’s stock may never recover or may become worthless; and fees and expenses risk: the Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. As of June 30, 2012, the Fund had approximately 12.5% of assets invested in foreign companies. See the prospectus for a complete description of the principal risks.

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions include “forward-looking statements” which may or may not be accurate over the long term. Forward-looking statements can be identified by words like “believe,” “expect,” “anticipate,” or similar expressions. You should not place undue reliance on forward-looking statements, which are current as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate.

The information provided in this material should not be considered a recommendation to buy, sell, or hold any particular security. As of June 30, 2012, Clipper Fund had invested the following percentages of its assets in the companies listed:

American Express	12.78%
Bank of New York Mellon	5.52%
Berkshire Hathaway	8.62%
Costco	8.99%
CVS Caremark	7.80%
Hewlett-Packard	1.79%
Microsoft	1.80%
RHJ	1.81%

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in the prospectus. Holding percentages are subject to change. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

Clipper Fund was managed from inception, February 29, 1984, until December 31, 2005 by another adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

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CLIPPER FUNDSM	Shareholder Letter – (Continued)

We gather our index data from a combination of reputable sources, including, but not limited to, Thomson Financial, Lipper and index websites.

Broker-dealers and other financial intermediaries may charge Davis Advisors substantial fees for selling its funds and providing continuing support to clients and shareholders. For example, broker-dealers and other financial intermediaries may charge: sales commissions; distribution and service fees; and record-keeping fees. In addition, payments or reimbursements may be requested for: marketing support concerning Davis Advisors’ products; placement on a list of offered products; access to sales meetings, sales representatives and management representatives; and participation in conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Financial advisors should not consider Davis Advisors’ payment(s) to a financial intermediary as a basis for recommending Davis Advisors.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in an index.

After October 31, 2012, this material must be accompanied by a supplement containing performance data for the most recent quarter end.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

06/12 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, AZ 85756, 800-432-2504, clipperfund.com

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CLIPPER FUNDSM	Management’s Discussion of Fund Performance

Performance Overview

Clipper Fund delivered a total return on net asset value of 5.01% for the six-month period ended June 30, 2012.  Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 9.49%. The sectors1 within the Index that turned in the strongest performance over the six-month period were telecommunication services, financials, and information technology. The sectors within the Index that turned in the weakest performance over the six-month period were energy, utilities, and materials, with energy being the only sector to turn in a negative performance.

Factors Impacting the Fund’s Performance

Energy companies were the most important detractor2 from performance, both on an absolute basis and relative to the Index. The Fund’s energy companies under-performed the corresponding sector within the Index, but benefited from a lower average weighting in this weaker performing sector. Canadian Natural Resources3 was the single most important detractor from performance.

Information technology companies were also an important detractor from absolute and relative performance. The Fund’s information technology companies under-performed the corresponding sector within the Index and had a lower relative average weighting in this stronger performing sector. Hewlett-Packard, Google, and Texas Instruments were among the most important detractors from performance.

Financial companies were the most important contributor to absolute performance. The Fund’s financial companies under-performed the corresponding sector within the Index, but benefited from a higher relative average weighting in this stronger performing sector.  American Express, Berkshire Hathaway, Loews, Bank of New York Mellon, Transatlantic Holdings, Wells Fargo, and Alleghany were among the most important contributors to performance. Transatlantic Holdings was acquired by Alleghany in March. Oaktree, Julius Baer, and RHJ International were among the most important detractors from performance.

Consumer staple companies were also an important contributor to absolute and relative performance. The Fund’s consumer staple companies out-performed the corresponding sector within the Index and had a higher relative average weighting. Costco Wholesale and CVS Caremark were among the most important contributors to performance.

The Fund had approximately 13% of its net assets invested in foreign companies at June 30, 2012. As a whole, those companies under-performed the domestic companies held by the Fund.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund’s principal risks are: stock market risk, manager risk, common stock risk, focused portfolio risk, financial services risk, foreign country risk, under $10 billion market capitalization risk, headline risk, and fees and expenses risk.  See the prospectus for a full description of each risk.

Clipper Fund focuses its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors.  One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

CLIPPER FUNDSM	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Clipper Fund versus the Standard & Poor’s 500® Index over 10 years for an investment made on June 30, 2002

Average Annual Total Return for periods ended June 30, 2012

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (02/29/84)	Gross Expense Ratio	Net Expense Ratio
Clipper Fund	(0.61)%	(3.53)%	1.71%	11.13%	0.76%	0.76%
Standard & Poor’s 500® Index	5.45%	0.22%	5.33%	10.62%

In 2009, the Fund received favorable class action settlements from companies which it no longer owns.  These settlements had a material impact on the investment performance of the Fund, adding approximately 5% to the Fund’s total return in 2009.  This was a one-time event that is unlikely to be repeated.

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.  Investments cannot be made directly in the Index.

The performance data for Clipper Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Clipper Fund Investor Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006.  A different investment adviser managed the Fund through December 31, 2005.

CLIPPER FUNDSM	Fund Overview
June 30, 2012 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/12 Net Assets)		(% of 06/30/12 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	85.65%	Diversified Financials	31.62%	5.64%
Common Stock (Foreign)	12.50%	Insurance	22.41%	3.56%
Short-Term Investments	1.94%	Food & Staples Retailing	17.70%	2.41%
Other Assets & Liabilities	(0.09)%	Information Technology	8.48%	19.80%
	100.00%	Energy	6.44%	10.79%
		Banks	3.45%	3.01%
		Commercial & Professional Services	3.28%	0.51%
		Automobiles & Components	2.98%	0.62%
		Retailing	1.61%	3.97%
		Food, Beverage & Tobacco	1.10%	6.60%
		Health Care	0.93%	11.98%
		Capital Goods	–	8.04%
		Utilities	–	3.73%
		Other	–	19.34%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 06/30/12 Net Assets)

American Express Co.		Consumer Finance		12.78%
Costco Wholesale Corp.		Food & Staples Retailing		8.99%
Berkshire Hathaway Inc., Class A		Property & Casualty Insurance		8.62%
CVS Caremark Corp.		Food & Staples Retailing		7.80%
Loews Corp.		Multi-Line Insurance		7.00%
Oaktree Capital Group LLC, Class A		Capital Markets		6.85%
Canadian Natural Resources Ltd.		Energy		6.32%
Bank of New York Mellon Corp.		Capital Markets		5.52%
Alleghany Corp.		Reinsurance		5.24%
Google Inc., Class A		Software & Services		3.39%

CLIPPER FUNDSM	Expense Example (Unaudited)

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses.  The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended June 30, 2012.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses.  You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $10, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/2012)	(06/30/2012)	(01/01/2012-06/30/2012)

Actual	$1,000.00	$1,050.08	$3.87
Hypothetical	$1,000.00	$1,021.08	$3.82

Hypothetical assumes 5% annual return before expenses.

* Expenses are equal to the Fund’s annualized operating expense ratio (0.76%)**, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

CLIPPER FUNDSM	Schedule of Investments
June 30, 2012 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (98.15%)
CONSUMER DISCRETIONARY – (4.50%)
Automobiles & Components – (2.92%)
Harley-Davidson, Inc.	656,860	$30,038,208
Retailing – (1.58%)
Bed Bath & Beyond Inc. *	262,500	16,219,875
	Total Consumer Discretionary	46,258,083
CONSUMER STAPLES – (18.45%)
Food & Staples Retailing – (17.37%)
Brazil Pharma S.A. (Brazil)	1,100,000	5,887,478
Costco Wholesale Corp.	972,491	92,376,920
CVS Caremark Corp.	1,715,900	80,184,007
		178,448,405
Food, Beverage & Tobacco – (1.08%)
Diageo PLC (United Kingdom)	430,381	11,093,065
	Total Consumer Staples	189,541,470
ENERGY – (6.32%)
Canadian Natural Resources Ltd. (Canada)	2,418,674	64,941,397
	Total Energy	64,941,397
FINANCIALS – (56.42%)
Banks – (3.39%)
Commercial Banks – (3.39%)
SKBHC Holdings LLC *(a)	1,737	7,697,814
Wells Fargo & Co.	811,300	27,129,872
		34,827,686
Diversified Financials – (31.03%)
Capital Markets – (15.75%)
Ameriprise Financial, Inc.	310,469	16,225,110
Bank of New York Mellon Corp.	2,585,889	56,760,264
Goldman Sachs Group, Inc.	73,100	7,007,366
Julius Baer Group Ltd. (Switzerland)	316,400	11,471,606
Oaktree Capital Group LLC, Class A (a)	2,015,309	70,354,437
		161,818,783
Consumer Finance – (12.78%)
American Express Co. (b)	2,255,433	131,288,755
Diversified Financial Services – (2.50%)
Cielo S.A. (Brazil)	239,965	7,058,567
RHJ International (Belgium)*	4,150,595	18,641,156
		25,699,723
		318,807,261
Insurance – (22.00%)
Multi-line Insurance – (7.00%)
Loews Corp. (b)	1,756,800	71,870,688
Property & Casualty Insurance – (8.62%)
Berkshire Hathaway Inc., Class A *	709	88,586,005

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2012 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Reinsurance – (6.38%)
Alleghany Corp. *	158,303	$53,783,444
Everest Re Group, Ltd.	113,500	11,746,115
		65,529,559
		225,986,252
	Total Financials	579,621,199
HEALTH CARE – (0.91%)
Pharmaceuticals, Biotechnology & Life Sciences – (0.91%)
Roche Holding AG - Genusschein (Switzerland)	54,300	9,379,398
	Total Health Care	9,379,398
INDUSTRIALS – (3.22%)
Commercial & Professional Services – (3.22%)
Iron Mountain Inc.	1,004,300	33,101,728
	Total Industrials	33,101,728
INFORMATION TECHNOLOGY – (8.33%)
Semiconductors & Semiconductor Equipment – (1.36%)
Texas Instruments Inc.	485,300	13,913,551
Software & Services – (5.18%)
Google Inc., Class A *	60,000	34,802,400
Microsoft Corp.	603,229	18,446,743
		53,249,143
Technology Hardware & Equipment – (1.79%)
Hewlett-Packard Co.	912,300	18,346,353
	Total Information Technology	85,509,047
	TOTAL COMMON STOCK – (Identified cost $873,266,255)	1,008,352,322
SHORT-TERM INVESTMENTS – (1.94%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.17%, 07/02/12, dated 06/29/12, repurchase value of $6,948,098 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.50%, 10/01/26-06/01/42, total market value $7,086,960)	$6,948,000	6,948,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.23%, 07/02/12, dated 06/29/12, repurchase value of $12,926,248 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 4.00%-7.00%, 09/15/39-09/15/40, total market value $13,184,520)	12,926,000	12,926,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $19,874,000)	19,874,000
Total Investments – (100.09%) – (Identified cost $893,140,255) – (c)		1,028,226,322
Liabilities Less Other Assets – (0.09%)		(873,602)
Net Assets – (100.00%)		$1,027,352,720

CLIPPER FUNDSM	Schedule of Investments – (Continued)
June 30, 2012 (Unaudited)

*	Non-Income producing security.
(a)	Restricted security – See Note 6 of the Notes to Financial Statements.
(b)	A portion of these securities is pledged to cover unfunded capital commitments at June 30, 2012.
(c)	Aggregate cost for federal income tax purposes is $905,562,765. At June 30, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:
	Unrealized appreciation	$268,078,269
	Unrealized depreciation	(145,414,712)
	Net unrealized appreciation	$122,663,557
See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Assets and Liabilities
At June 30, 2012 (Unaudited)

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$1,028,226,322
Cash	1,303
Cash - foreign currencies**	3,842
Receivables:
Capital stock sold	386,465
Dividends and interest	698,277
Prepaid expenses	9,536
Total assets	1,029,325,745
LIABILITIES:
Payables:
Capital stock redeemed	1,102,359
Accrued management fee	473,208
Accrued reports to shareholders	102,175
Accrued transfer agent fees	234,246
Other accrued expenses	61,037
Total liabilities	1,973,025
NET ASSETS	$1,027,352,720
SHARES OUTSTANDING	15,653,735
NET ASSET VALUE, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$65.63
NET ASSETS CONSIST OF:
Paid in capital	$1,275,427,753
Undistributed net investment income	5,180,503
Accumulated net realized losses from investments and foreign currency transactions	(388,338,750)
Net unrealized appreciation on investments and foreign currency transactions	135,083,214
Net Assets	$1,027,352,720

*Including:
Cost of Investments	$893,140,255

**Cost of cash - foreign currencies	3,718

See Notes to Financial Statements

CLIPPER FUNDSM	Statement of Operations
For the six months ended June 30, 2012 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends*		$8,828,550
Interest		19,929
Total income		8,848,479

Expenses:
Management fees (Note 3)	$2,906,600
Custodian fees	79,361
Transfer agent fees	739,145
Audit fees	23,400
Legal fees	22,720
Reports to shareholders	88,000
Directors’ fees and expenses	43,260
Registration and filing fees	26,500
Excise tax expense (Note 1)	2,848
Miscellaneous	67,072
Total expenses		3,998,906
Expenses paid indirectly (Note 4)		(66)
Net expenses		3,998,840
Net investment income		4,849,639

REALIZED & UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions		35,869,815
Foreign currency transactions		7,213
Net realized gain		35,877,028
Net increase in unrealized appreciation		10,570,383
Net realized and unrealized gain on investments and foreign currency transactions		46,447,411
Net increase in net assets resulting from operations		$51,297,050

*Net of foreign taxes withheld as follows		$149,887

See Notes to Financial Statements

CLIPPER FUNDSM	Statements of Changes in Net Assets

	Six months ended June 30, 2012 (Unaudited)	Year ended December 31, 2011
OPERATIONS:
Net investment income	$4,849,639	$11,734,409
Net realized gain from investments and foreign currency transactions	35,877,028	45,835,990
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	10,570,383	(33,694,815)
Net increase in net assets resulting from operations	51,297,050	23,875,584

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(14,384,000)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5)	(57,374,809)	(129,157,598)
Total decrease in net assets	(6,077,759)	(119,666,014)

NET ASSETS:
Beginning of period	1,033,430,479	1,153,096,493
End of period*	$1,027,352,720	$1,033,430,479

*Including undistributed net investment income of	$5,180,503	$330,864

See Notes to Financial Statements

CLIPPER FUNDSM	Notes to Financial Statements
June 30, 2012 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (“Fund”) (a California corporation) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.  The Fund’s investment objective is long-term capital growth and capital preservation. Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $10 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business.  Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation.  Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price.  Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued.  Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security.  Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation standardized methodologies used by the Fund for equity securities include, but are not limited to, pricing securities by adjusting the value based on changes in an appropriate securities index and applying liquidity discounts. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2012 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value
Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Equity securities:
Consumer discretionary	$46,258,083	$–	$–	$46,258,083
Consumer staples	178,448,405	11,093,065	–	189,541,470
Energy	64,941,397	–	–	64,941,397
Financials	471,456,186	100,467,199	7,697,814	579,621,199
Health care	–	9,379,398	–	9,379,398
Industrials	33,101,728	–	–	33,101,728
Information technology	85,509,047	–	–	85,509,047
Short-term securities	–	19,874,000	–	19,874,000
Total Investments	$879,714,846	$140,813,662	$7,697,814	$1,028,226,322

Level 1 to Level 2 Transfers**:
Consumer staples	11,093,065
Financials	30,112,762
Health care	9,379,398
Total	$50,585,225

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

**Application of fair value procedures for securities traded on foreign exchanges triggered transfers between Level 1 and Level 2 assets during the six months ended June 30, 2012.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2012:

Investment Securities:
Beginning balance	$6,874,973
Decrease in unrealized depreciation	822,841
Ending balance	$7,697,814

Decrease in unrealized depreciation during the period on Level 3 securities still held at June 30, 2012 and included in the change in net assets for the period	$822,841

There were no transfers into or out of Level 3 assets during the period.  Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value.  Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Fair value at	Valuation	Unobservable
Investments at Value	June 30, 2012	Technique	Input	Amount
Equity securities	$7,697,814	Index-based value adjustment with liquidity discount	Discount rate	25%

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2012 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required.  The Fund incurred a 2011 federal excise tax liability of $2,848 during the six months ended June 30, 2012. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of June 30, 2012, no provision for income tax would be required in the Fund’s financial statements related to those tax positions.  The Fund’s federal and state (Arizona and California) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The earliest tax year that remains subject to examination by these jurisdictions is 2008.

At December 31, 2011, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows.  Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates.

Capital Loss Carryforwards
Expiring
12/31/2017	$406,309,000
12/31/2018	5,484,000
Total	$411,793,000

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2012 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.  Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and net operating losses.  The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.  Actual results may differ from these estimates.

Unfunded Capital Commitments - Unfunded capital commitments represent agreements which obligate the Fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. Unfunded capital commitments are recorded when capital calls are requested. As of June 30, 2012, unfunded capital commitments amounted to $8,213,084.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2012 were $46,618,734 and $163,663,080, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser.  The annual rate is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion.  Advisory fees paid during the six months ended June 30, 2012 approximated 0.55% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent.  The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services during the six months ended June 30, 2012 amounted to $28,020. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider.  Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian.  Certain officers of the Fund are also officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund.  DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser.  The Fund pays no fees directly to DSA-NY.

CLIPPER FUNDSM	Notes to Financial Statements – (Continued)
June 30, 2012 (Unaudited)

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $66 during the six months ended June 30, 2012.

NOTE 5 - CAPITAL STOCK

At June 30, 2012, there were 200 million shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Six months ended		Year ended
	June 30, 2012 (Unaudited)		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	728,554	$48,227,090	1,915,332	$121,988,211
Shares issued in reinvestment
of distributions	–	–	219,046	13,574,387
	728,554	48,227,090	2,134,378	135,562,598
Shares redeemed	(1,609,084)	(105,601,899)	(4,209,710)	(264,720,196)
Net decrease	(880,530)	$(57,374,809)	(2,075,332)	$(129,157,598)

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities amounted to $78,052,251 or 7.60% of the Fund’s net assets as of June 30, 2012. Information regarding restricted securities is as follows:

Security	Acquisition Date	Units	Cost per Unit	Valuation per Unit as of June 30, 2012

Oaktree Capital Group LLC, Class A	09/20/07	2,015,309	$37.62	$34.91

SKBHC Holdings LLC	11/08/10	1,737	$5,000.00	$4,430.70

CLIPPER FUNDSM	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

	Six months ended June 30, 2012	Year ended December 31,
	(Unaudited)	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$62.50	$61.96	$54.56	$39.98		$81.00	$91.98

Income (Loss) from Investment Operations:
Net Investment Income	0.30a	0.66a	0.55a	0.46		0.83	0.88
Net Realized and Unrealized Gains (Losses)	2.83	0.75	7.48	14.58		(40.99)	(0.84)
Total from Investment Operations	3.13	1.41	8.03	15.04		(40.16)	0.04

Dividends and Distributions:
Dividends from Net Investment Income	–	(0.87)	(0.63)	(0.46)		(0.83)	(0.87)
Distributions from Realized Gains	–	–	–	–		(0.02)	(10.15)
Return of Capital	–	–	–	–		(0.01)	–
Total Dividends and Distributions	–	(0.87)	(0.63)	(0.46)		(0.86)	(11.02)
Net Asset Value, End of Period	$65.63	$62.50	$61.96	$54.56		$39.98	$81.00

Total Returnb	5.01%	2.29%	14.77%	37.60	%c	(49.57)%	0.05%

Ratios/Supplemental Data:
Net Assets, End of Period (in millions)	$1,027	$1,033	$1,153	$1,162		$1,084	$2,781
Ratio of Expenses to Average Net Assets:
Gross	0.76%	0.75%	0.76%	0.80%		0.76%	0.69%
Netd	0.76%	0.75%	0.76%	0.80%		0.76%	0.69%
Ratio of Net Investment Income to Average Net Assets	0.92%	1.04%	0.96%	0.96%		1.21%	0.85%
Portfolio Turnover Ratee	4%	15%	3%	15%		7%	25%

a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Total returns are not annualized for periods of less than one year.

c
Clipper Fund received favorable class action settlements from companies that it no longer owns. These settlements contributed roughly 5% to the Fund's total return in 2009. This was a one-time event that is unlikely to be repeated.

d	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.
e
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

CLIPPER FUNDSM	Director Approval of Advisory Agreements (Unaudited)

The Board of Directors of Clipper Fund, Inc. (“Fund”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with Davis Selected Advisers, L.P. and its sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Advisory Agreement”).  Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc. are jointly referred to below as “Davis Advisors.”

As a part of this process, counsel for the Board of Directors (which is composed entirely of directors who are independent of Davis Advisors) prepares questions which it submits to Davis Advisors in anticipation of the annual contract review. During the March 2012 Board of Directors’ meeting, the Directors reviewed and evaluated Davis Advisors’ responses to these questions as well as a variety of information furnished to the Directors during the previous year with respect to Davis Advisors and the operations of the Fund. Upon completion of this review, the Directors determined that Davis Advisors provided the Fund and its shareholders a reasonable level of both investment and non-investment services, that shareholders received significant benefits from Davis Advisors’ shareholder-oriented approach, and that the shareholders were reasonably likely to benefit in the future from Davis Advisors’ execution of its investment discipline. Based on their review, the Directors approved the continuation of the Advisory Agreement for an additional year.

The Directors’ approval of the Advisory Agreement was based upon a comprehensive consideration of all information provided to them and was not the result of any single factor. The following facts and conclusions were important, but not exclusive, factors in the Directors’ decision to renew the Advisory Agreement.

Performance, Expenses, and Advisory Fee Schedule

The Directors considered information provided by Davis Advisors concerning the Fund’s performance for various periods ended February 29, 2012. The information provided by Davis Advisors indicated the Fund had out-performed its benchmark (the Standard & Poor’s 500® Index) over the three-year time period and under-performed its benchmark over the one- and five-year time periods and for the period since Davis Advisors began managing the Fund on January 1, 2006, all ended February 29, 2012. The Directors also considered performance information for the Fund prepared by Lipper, Inc. (“Lipper”), an independent service provider, for the one-, three-, five-, and ten-year time periods ended December 31, 2011. The Directors noted that for the one- and three-year time periods, the Fund had out-performed the average of the universe of large-cap core funds as determined by Lipper and the Lipper index for large-cap core funds, and that the Fund had under-performed those measures for the five- and ten-year time periods. The Directors discussed with Davis Advisors various factors bearing on the Fund’s performance during these periods, including stock selection and the effect of market conditions in 2008. The Directors gave less consideration to the Fund’s ten-year performance record, noting that Davis Advisors had begun advising the Fund in 2006. The Directors also took into consideration Davis Advisors’ observation that the long-term track records for a similar Davis-managed fund and a composite of Davis-managed concentrated equity accounts demonstrated Davis Advisors’ investment discipline has delivered good investment performance to other clients when measured over longer time periods.

The Directors considered the Fund’s contractual advisory fee, noting that it was below the asset-weighted average of its expense group as determined by Lipper. They noted that the Fund has a fee schedule beginning at 0.55% and declining from there in a series of breakpoints. In addition, the Directors noted that the breakpoint discounts in the Fund’s advisory fee schedule would provide for the sharing by Davis Advisors with Fund shareholders of any economies of scale that may exist in the management of the Fund (although the Fund’s assets have decreased over the past several years). The Directors also noted that the Fund’s advisory fees are identical to those paid by another open-end mutual fund for which Davis Advisors serves as investment adviser, and that although the advisory fees paid by other institutional clients of Davis Advisors are in many cases lower, the differences reflect the significant investment, operational, and regulatory differences between advising mutual funds and institutional clients. In addition, the Directors considered that the Fund’s total expense ratio was below the average of its expense group as determined by Lipper. The Directors concluded that the Fund’s management fee was reasonable.

The Directors reviewed information prepared by Davis Advisors relating to costs and profits in providing services to the Fund. The Directors considered a variety of factors in reviewing Davis Advisors’ profitability, including the Fund’s performance, fees and expenses, and the nature and quality of the services that Davis Advisors provided to the Fund. In addition, the Directors considered various potential benefits that Davis Advisors might receive in connection with the services it provides to the Fund, including reimbursement of a portion of Davis Advisors’ costs in providing shareholder services to the Fund. In that connection, the Directors also reviewed Davis Advisors’ portfolio brokerage practices, and noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services. The Directors concluded that Davis Advisors’ profitability as a result of its relationship with the Fund was reasonable.

CLIPPER FUNDSM	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Other Significant Considerations

The Directors noted that qualitative factors are also important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreement. Accordingly, the Directors also considered the nature and quality of the full range of services which Davis Advisors provides to the Fund and its shareholders, including whether it:

1.	Employs a disciplined, company-specific, research-driven, businesslike, and long-term investment philosophy;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversight of third party service providers; and

3.	Fosters healthy investor behavior.

The Directors considered the quality of Davis Advisors’ investment management process; the experience, capability, and integrity of its senior management; continuity among key personnel of Davis Advisors; the overall financial strength and stability of its organization; and Davis Advisors’ commitment to maintaining these attributes. The Directors determined that Davis Advisors provides the Fund and its shareholders a reasonable level of both investment and non-investment services.

The Directors noted that Davis Advisors and the Davis family have invested over $70 million in the Fund and, as a result, that Davis Advisors’ and the Davis family’s interests are significantly aligned with those of the Fund’s other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. The Directors also considered Davis Advisors’ efforts to minimize Fund transaction costs by generally applying a long-term time horizon to investments.

Based on their review, the Directors determined to approve the continuation of the Advisory Agreement for an additional year.

CLIPPER FUNDSM	Fund Information

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund.  A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-432-2504, on the Fund’s website at www.clipperfund.com, and on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIPPER FUNDSM	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about the Fund, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Clipper Fund by phone at 1-800-432-2504. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

CLIPPER FUNDSM	Directors and Officers

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756.  All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

Lawrence E. Harris (09/16/56)	Director	Indefinite and since April 2006	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	1	Interactive Brokers Group, Inc.

Steven N. Kearsley (09/29/41)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	1	None

Lawrence P. McNamee (09/12/34)	Director	Indefinite and since inception	Retired Educator	1	None

Norman B. Williamson (05/18/32)	Director/ Chairman	Indefinite and since inception	Private Investor	1	None

Officers

Christopher C. Davis (born 07/13/65, Clipper Fund officer since 12/19/05). President of Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Chief Executive Officer, President, or Vice President of each of the Davis Funds (consisting of 13 portfolios) and Selected Funds (consisting of three portfolios); Employee of Shelby Cullom Davis & Co. (registered broker/dealer); Director of each of the Davis Funds (consisting of 13 portfolios) and the Selected Funds (consisting of three portfolios); Director of Washington Post Co. (publishing company).

Kenneth C. Eich (born 08/14/53, Clipper Fund officer since 12/19/05). Executive Vice President and Principal Executive Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Clipper Fund officer since 12/19/05). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Clipper Fund officer since 12/19/05). Vice President and Chief Compliance Officer of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Clipper Fund officer since 12/19/05). Vice President and Secretary of Clipper Fund, each of the Davis Funds (consisting of 13 portfolios), and Selected Funds (consisting of three portfolios); Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

CLIPPER FUNDSM

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 1-800-432-2504 and on the Fund’s website at www.clipperfund.com. Quarterly Fact sheets are available on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) Not Applicable

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not Applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich

Kenneth C. Eich
Principal Executive Officer

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich

Kenneth C. Eich
Principal Executive Officer

Date: September 7, 2012

By	/s/ Douglas A. Haines

Douglas A. Haines
Principal Financial Officer

Date: September 7, 2012